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                                                                    EXHIBIT 10.4


         THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE
         SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Date:  December 2, 1997                                         WARRANT NO.  J-1

                               PACKAGED ICE, INC.
                         COMMON STOCK PURCHASE WARRANT

         THIS CERTIFIES THAT, for value received, Erica Jesselson, an individual residing in the State of New York, (the "Investor"), or her registered assigns, is entitled to purchase from PACKAGED ICE, INC., a Texas corporation (the "Company"), at any time or from time to time during the period specified in Section 2 hereof, One Hundred Fifteen Thousand Three Hundred Eighty Five (115,385) fully paid and nonassessable shares of the Company's Common Stock, $.01 par value (the "Common Stock"), at an exercise price (the "Exercise Price") of $13.00 per share. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrant" means this Warrant of the Company issued pursuant to the Securities Purchase Agreement (as hereinafter defined). The term "Warrant Period" as used herein means the period commencing on the date this Warrant is issued and delivered pursuant to the terms of that certain Securities Purchase Agreement, dated as of December
, 1997, by and between the Company and the Investor (the "Securities Purchase Agreement") and ending on the Expiration Date (as defined below).

         This Warrant is subject to the following terms, provisions, and conditions:

         1. MANNER OF EXERCISE, ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. Subject to the provisions hereof, this Warrant may be exercised by the holder, in whole at any time, or in part from time to time, prior to the Expiration Date, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) delivery to the Company of a written notice of an election to effect a Cashless Exercise (as defined in Section 11(c) below) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall


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have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding five (5) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. Notwithstanding the foregoing, if any such exercise is in connection with a registered public offering of Warrant Shares to be received upon exercise, then the Exercise Agreement to be delivered in connection with such exercise need not contain the agreement with respect to the restrictive legend contained in the form of Exercise Agreement attached hereto.

         2. PERIOD OF EXERCISE. This Warrant may be exercised at any time on or after the date hereof (the "Effective Date") and ending on the Expiration Date. As used herein, "Expiration Date" means 5:00 p.m., New York time, on the earlier to occur of (a) April 15, 2005 and (b) the first anniversary of the last day of the first period of twenty (20) consecutive Trading Days following a Qualifying IPO during which there is a Closing Price on each such Trading Day and the Closing Price on each such Trading Day equals or exceeds the Threshold Price. "Qualifying IPO" means an underwritten public offering of Common Stock at an aggregate price to the public of at least $40,000,000 and after which the Common Stock is listed on a national securities exchange or automated quotation system. "Closing Price" means, with respect to any Trading Day, the last reported sale price per share on such day of the Common Stock on the principal national securities exchange or automated quotation system on which the Common Stock is then listed. "Threshold Price" means, initially, $26.00, subject to adjustment as provided in Section 4 hereof. "Trading Day" means any day on which the principal national securities exchange or automated quotation system on which the Common Stock is listed is open for business.

         3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

                 (a) SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, claims and encumbrances.

                 (b) RESERVATION OF SHARES. During the Warrant Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

                 (c) LISTING. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities


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exchange or automated quotation system, if any, upon which shares of Common
Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

                 (d) CERTAIN ACTIONS PROHIBITED. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

                 (e) SUCCESSORS AND ASSIGNS. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

         4. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES ISSUABLE. The number and kind of Warrant Shares purchasable upon the exercise of this Warrant, the Exercise Price and the Threshold Price shall be subject to adjustment, from time to time as follows:

                 (a)      STOCK SPLITS, COMBINATIONS, ETC.   In case the
Company shall hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) subdivide its outstanding shares of Common Stock or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then (1) the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant thereafter exercised shall be entitled to receive the number of Warrant Shares (and/or other capital stock referred to in clause (i) above) that such holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, (2) the Exercise Price shall be adjusted to the product obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares immediately prior to the adjustment required pursuant to clause (1) above and the denominator of which shall be the number of Warrant Shares


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immediately thereafter and (3) the Threshold Price shall be adjusted to the product obtained by multiplying the Threshold Price in effect immediately prior to such adjustment by the fraction referred to in clause (2) above. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If as a result of an adjustment made pursuant to this paragraph, the holder of this Warrant thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall in good faith determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

                 (b)      RECLASSIFICATION, COMBINATIONS, MERGERS, ETC.   In
case of any reclassification or change of outstanding shares of Common Stock (other than as set forth in Section 4(a) above and other than a change in par value, or from par value to no par value, or from no par value to par value), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination)) or in case of any sale or conveyance to another corporation of all or substantially all of the assets of the Company, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation, as the case may be, shall forthwith make lawful and adequate provision whereby the holder of such Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. If the issuer of securities deliverable upon exercise of Warrants under the supplemental warrant agreement is an affiliate of the formed, surviving or transferee corporation, that issuer shall join in the supplemental warrant agreement. The above provisions of this paragraph (b) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

         In case of any such reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable that shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. The foregoing


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provisions of this Section 4(b) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets.

         (c) ISSUANCE OF COMMON STOCK, OPTIONS OR CONVERTIBLE SECURITIES. For the purposes of this Warrant, "Additional Shares of Common Stock" shall mean all shares of Common Stock issued or deemed to be issued by the Company after the Effective Date, other than Excluded Shares (as defined below).

         In the event the Company shall, at any time or from time to time after the Effective Date, issue, sell, distribute or otherwise grant in any manner (including by assumption) (i) shares of Common Stock or (ii) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (any such rights, warrants or options being herein called "Options" and any such convertible or exchangeable stock or securities being herein called "Convertible Securities") or (iii) any Convertible Securities, whether or not such Options or the rights to convert or exchange such Convertible Securities are immediately exercisable, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise and/or conversion of such Options or Convertible Securities, shall be deemed to be Additional Shares of Common Stock.

         For purposes of this Warrant Agreement, "Issuance Date" shall mean (i) with respect to Additional Shares of Common Stock deemed to have been issued in connection with the issuance of an Option or Convertible Security, the date such Option or Convertible Security is issued and (ii) in all other cases, the actual date Additional Shares of Common Stock are issued.

         For the purposes of this Warrant Agreement, "Excluded Shares" shall mean: (i) shares for which the consideration per share as determined pursuant to paragraph (d) below would be equal to or more than the Current Market Value determined on the day prior to the Issuance Date; (ii) shares of Common Stock issuable upon the exercise of Options or conversion of Convertible Securities existing as of the Effective Date; and (iii) shares of Common Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes) issued pursuant to any stock options granted or obtained after the Effective Date pursuant to the Company's Stock Option Plan adopted July 26, 1994, as may be amended from time to time by the Company's Board of Directors. The issuance of Excluded Shares shall not be an issuance of Additional Shares of Common Stock, and shall not give rise to a right to purchase the securities pursuant to paragraph (d) below.

         In any such case in which the Additional Shares of Common Stock are deemed to be issued, no right to purchase securities under Section 4(d) below will accrue upon the subsequent issue of shares of Common Stock upon the exercise and/or conversion or exchange of such Option or Convertible Security unless such Option or Convertible Security shall have been amended or modified prior to exercise or conversion or exchange so as to increase the number of Additional Shares of Common Stock deemed to have been issued thereunder or


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decrease the exercise and/or conversion or exchange price payable thereunder to an amount less than Current Market Value as of the Issuance Date thereof.

                 (d) If the price per share at which Common Stock is issued or Common Stock is issuable upon the exercise of any Options or upon the conversion or exchange of any Convertible Securities (determined by dividing
(i) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Common Stock or Options or any such Convertible Security, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance of Common Stock or the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issued, sold, distributed or granted or to be issued or issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all Options) shall be less than the Current Market Value per share of Common Stock (determined pursuant to Section 4(f)) on the record date for the issuance, sale, distribution or granting of such Common Stock, Convertible Securities or Options then, the Company shall offer to sell to each holder of Warrants, at the same price and on the same terms offered to all other prospective buyers (provided that the holders of Warrants shall not be required to buy any other securities in order to buy such Common Stock, Options or Convertible Securities), a portion of such Common Stock, Options or Convertible Securities that is equal to such holder's portion of the Common Stock then outstanding if immediately prior thereto all the Warrants had been exercised. Each such holder may elect to buy all or any portion of the Common Stock or Convertible Securities offered or may decline to purchase any such securities. The purchase price of such Common Stock or Convertible Securities may be payable, at the option of such holder, (w) in cash, (x) by delivering to the Company a number of shares of 10% Exchangeable Preferred Stock of the Company with an aggregate liquidation preference (plus accumulated and unpaid dividends thereon) equal to the purchase price, (y) by surrendering the right to exercise this Warrant with respect to such number of shares of Common Stock in respect of which such right has an "in-the-money" value equal to the purchase price (for purposes of this clause (y) the "in-the-money" value of the right to exercise this Warrant shall be deemed to equal the number of shares of Common Stock in respect of which such right is exercisable multiplied by the difference between the then Current Market Value per share of the Common Stock and the per share Exercise Price) or (z) any combination of the foregoing.

                 (e) If the Company shall declare or pay a dividend or make a distribution to all or substantially all holders of outstanding Common Stock, in either case, of evidences of its indebtedness, cash or other property or securities (excluding dividends and distributions referred to in paragraph
(a) above) or shall issue to all or substantially all holders of outstanding Common Stock rights or warrants to subscribe for or purchase any of its securities (other than Options or Convertible Securities in respect of which the holder of this Warrant becomes entitled to purchase Common Stock or Convertible Securities pursuant to paragraph (d) above), then in each such case, the Exercise Price and the Threshold Price shall be adjusted so that the


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same shall equal the price determined by multiplying each of the Exercise Price and Threshold Price, respectively, in effect immediately prior to the close of business on the date (the "Record Date") fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution by a fraction, of which the numerator shall be the Current Market Value of the Common Stock as of the business day next preceding the Record Date less the fair market value (as determined by the Board of Directors of the Company), as of the Record Date, of the portion of the evidences of indebtedness, cash or other property or securities so distributed, or of such rights or warrants, in each case, applicable to one share of Common Stock, and of which the denominator shall be such Current Market Value, such adjustment to become effective immediately prior to the opening of business on the day following the Record Date. In addition' the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted to the product obtained by multiplying the number of Warrant Shares by a fraction, of which the numerator shall be the Exercise Price in effect immediately prior to the adjustment referred to in the preceding sentence, and of which the denominator shall be the Exercise Price immediately following the adjustment referred to in the preceding sentence. Notwithstanding the foregoing, in the event that, with respect to any dividend or distribution to which this paragraph (e) would otherwise apply, the numerator in the fraction referred to in the first sentence of this paragraph (e) is zero (or is a negative number), then the Company may, at its option, elect to have the adjustment provided by this paragraph (e) not be made and in lieu of such adjustment, the Company shall deliver to the Investor on the date fixed for payment to stockholders of such dividend or distribution, the evidences of indebtedness, assets, other property or securities, rights, or warrants so distributed in respect of the number of Warrant Shares (determined as of the close of business on the Record Date).

                 (f)      CURRENT MARKET VALUE.   As used herein, the term
"Current Market Value" per share of Common Stock or any other security at any date means, on any date of determination (a) the average of the daily closing sale prices for each of the fifteen (15) business days immediately preceding such date (or such shorter number of days during which such security has been listed or traded), if the security has been listed on the New York Stock Exchange, the American Stock Exchange, or other national securities exchanges or the NASDAQ National Market for at least ten (10) business days prior to such date, (b) if such security is not so listed or traded, the average of the daily closing bid prices for each of the fifteen (15) business days immediately preceding such date (or such shorter number of days during which such security had been quoted), if the security has been quoted on a national over-the-counter market for at least ten (10) business days, and (e) otherwise, the fair value of the security most recently determined as of a date within the six months preceding such day by the Board of Directors of the Company.

                 (g) CONSIDERATION RECEIVED. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined by the Board of Directors of the Company). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto,


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such Options shall be deemed to have been issued without consideration;
provided, however, that if such Options have an exercise price equal to or greater than the Current Market Value of the Common Stock on the date of issuance of such Options, then such Options shall be deemed to have been issued for consideration equal to such exercise price.

                 (h)      CHANGES IN OPTIONS AND CONVERTIBLE SECURITIES.  If
(1) the issue, sale or grant price of any Common Stock referred to in Section 4(d), (2) the exercise price provided for in any Options referred to in Section 4(d) or 4(g) above, (3) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 4(d) above, or (4) the rate at which any Convertible Securities referred to in
Section 4(d) above are convertible into or exchangeable for Common Stock, shall change at any time to a price that is less than the Current Market Value thereof as of the Issuance Date thereof, then the Company shall make the offer to holders of the Warrants as required by Section 4(d) above promptly following such change.

                 (i)      OTHER ACTION AFFECTING COMMON STOCK.   In case at any
time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 4, then the number of Warrant Shares for which this Warrant is exercisable, shall be adjusted in such manner as may be equitable in the circumstances. If the Company shall at any time and from time to time issue or sell (i) any shares of any class of common stock other than Common Stock, (ii) any evidences of its indebtedness, shares of stock or other securities which are convertible into or exchangeable for such shares of common stock, with or without the payment of additional consideration in cash or property or (iii) any warrants or other rights to subscribe for or purchase any such shares of common stock or any such evidences, shares of stock or other securities, then in each such case (other than an issuance to which Section 4(e) applies) such issuance shall be deemed to be of, or in respect of, Common Stock for purposes of this Section 4; provided, however, that, without limiting the generality of the foregoing, if the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, common stock other than Common Stock, including shares of non-voting common stock, then the number of Warrant Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the aggregate number of shares of such common stock and of Common Stock that a record holder of the same number of Warrant Shares for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event.

                 (j) FRACTIONAL INTEREST. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall direct the transfer agent for the Common Stock to pay an amount in cash calculated by the Company to equal the then Current Market Value per share (determined pursuant to Section 4(e)) multiplied by such fraction computed to the nearest whole cent. The holder of this Warrant hereby expressly waives any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.


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                 (k)      WHEN ADJUSTMENT NOT REQUIRED.   If the Company shall
take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                 (l)      CHALLENGE TO GOOD FAITH DETERMINATION.   Whenever the
Board of Directors of the Company shall be required to make a determination of the fair value of any item under this Section 4, such determination may be challenged in good faith by the holder hereof, and any dispute shall be resolved by an independent investment banking firm of national standing retained by the Company and acceptable to the holder of this Warrant. The fee of such investment banking firm shall be paid by the Company, unless such fair market value as determined by the investment banking firm differs by less than 5% from the fair market value determined by the Board of Directors of the Company, in which case the challenging holders shall be jointly and severally liable for such fee.

                 (m)      TREASURY STOCK.   The sale or other disposition of
any issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof and a repurchase thereof and designation of such shares as treasury stock shall be deemed to be a redemption thereof for the purposes of this Agreement.

                 (n) NOTICES TO HOLDERS. Upon the occurrence of any event which requires any adjustment of the Warrant Shares or the Exercise Price, then, and in each such case, the Company shall give written notice thereof to the holder of this Warrant, which written notice shall state the Exercise Price and the Threshold Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

         5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

         6. NO LIABILITIES AS A SHAREHOLDER. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or a creditor of the Company.


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         7.      TRANSFER, EXCHANGE, AND REPLACEMENT OF WARRANT.

                 (a)      RESTRICTION ON TRANSFER.   This Warrant and the
rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in
Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 7(f) hereof. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

                 (b) WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock that may be purchased hereunder. each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

                 (c)      REPLACEMENT OF WARRANT.   Upon receipt of evidence
reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                 (d) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other then legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7

                 (e) WARRANT REGISTER. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                 (f)      EXERCISE OR TRANSFER WITHOUT REGISTRATION.   If, at
the time of the surrender of this Warrant in connection with any transfer or exchange of this Warrant, this Warrant shall not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer or exchange, (i) that the transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company) to the effect that such transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws; provided that this clause (i) shall not apply to any transfer to an affiliate of a holder, (ii) that the transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company, and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

         8. REGISTRATION RIGHTS. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement, dated as of December 2, 1997, by and among the Company, the Investor and Erica Jesselson.

         9. NOTICES. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed facsimile, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:        Packaged Ice, Inc.
                          Attention: Chief Executive Officer
                          8572 Katy Freeway, Suite 101
                          Houston, Texas 77024

With copy to:             Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                          Attn.: Alan Schoenbaum, P.C.
                          1500 NationsBank Plaza
                          300 Convent Street
                          San Antonio, TX 79205
                          Facsimile: (210) 224-2035

and if to the holder, at such address as such holder shall have provided in writing to the Company, or at such other address as each such party furnishes by written notice given in accordance with this Section 9.

         10.     GOVERNING LAW.   THIS WARRANT SHALL BE GOVERNED BY AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE BODY OF LAW CONTROLLING CONFLICTS OF LAW. THE UNITED STATES FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS SHALL HAVE EXCLUSIVE JURISDICTION WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS WARRANT.

         11.     MISCELLANEOUS.

                 (a)      AMENDMENTS.   This Warrant and any provision hereof
may only be amended by an instrument in writing signed by the Company and the holder hereof.

                 (b)      DESCRIPTIVE HEADINGS.   The descriptive headings of
the several sections of this Warrant are inserted for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

                 (c)      CASHLESS EXERCISE.   Notwithstanding anything to the
contrary contained in this Warrant, this Warrant may be exercised in whole at any time or in part from time to time by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder may either (x) deliver to the Company a number of shares of 10% Exchangeable Preferred Stock of the Company with an aggregate liquidation preference (plus accumulated and unpaid dividends thereon) equal to the aggregate Exercise Price, (y) if the Common Stock is listed on a national securities exchange or quoted in the NASDAQ system or in the over-the-counter market at the time, by surrendering this Warrant (or portion hereof in respect of which is being exercised) in exchange for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled if this Warrant were exercised by paying the exercise price in cash by a fraction, the numerator of which shall be the difference between the then Current Market Value per share of the Common Stock and the per share purchase Exercise Price, and the denominator of which shall be the then Current Market Value per share of Common Stock or (z) any combination of the foregoing.


                           (SIGNATURE PAGE  FOLLOWS)

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                       PACKAGED ICE, INC.


                                       By:
                                          ---------------------------------
                                       Name:  A.J.  Lewis, III
                                       Title: President




                           FORM OF EXERCISE AGREEMENT

                  (TO BE EXECUTED BY THE HOLDER IN ORDER TO
                            EXERCISE THE WARRANT)

         The undersigned hereby irrevocably exercises the right to purchase of the shares of Common Stock of Packaged Ice, Inc., a Texas corporation (the "Company"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

                 i. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws, and agrees that the following legend may be affixed to the stock certificate for the Common Stock if not registered or if Rule 144(k) is unavailable.

                          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144(K) UNDER SAID ACT.

                 ii. The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the holder and delivered to the undersigned at the address set forth below.


Dated:
      -----------------------            -------------------------------------
                                         Signature of Holder

                                         -------------------------------------
                                         Name of Holder (Print)

                                         Address:

                                         -------------------------------------

                                         -------------------------------------

                                         -------------------------------------

                               FORM OF ASSIGNMENT

                 FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth herein below, to:

Name of Assignee              Address                         Number of Shares





, and hereby irrevocably constitutes and appoints _____________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:
      ------------------------

In the presence of:


------------------------------
                                   Name:
                                        --------------------------------------
                                   Signature:
                                             ---------------------------------

                                   Title of Signing Officer or Agent (if any):

                                   -------------------------------------------

                                   Address:
                                           ----------------------------------

                                           ----------------------------------

                                   Note: The above signature should